UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9090
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

On December 11, 2017, pursuant to the previously disclosed purchase agreement, dated as of September 24, 2017 (the “Purchase Agreement”), by and between Colfax Corporation, a Delaware corporation (the “Company”), and CIRCOR International, Inc., a Delaware corporation (“CIRCOR”), the Company completed the divestiture of certain subsidiaries and assets comprising the Company’s fluid handling business (the “Business”).  CIRCOR paid to Colfax $559.4 million and issued 3,283,424 shares of CIRCOR common stock (the “CIRCOR Shares”) to Colfax as consideration for the Business, and CIRCOR assumed certain liabilities of the Business, including certain pension liabilities. The purchase price is subject to certain adjustments pursuant to the Purchase Agreement.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2017, in connection with the issuance of the CIRCOR Shares, the Company and CIRCOR entered into a stockholder agreement (the “Stockholder Agreement”), setting forth the Company’s rights and obligations with respect to the CIRCOR Shares. The material terms and conditions of the Stockholder Agreement were described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2017, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Stockholder Agreement, which is attached as Exhibit 10.1 to this report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2017 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2017, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information of the Company to give effect to the transactions contemplated by the Purchase Agreement is included in Exhibit 99.2 filed herewith and incorporated by reference into this Item 9.01(b).

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(d) Exhibits.

Exhibit No.	Description
10.1	Stockholder Agreement, dated as of December 11, 2017, by and between CIRCOR International, Inc. and Colfax Corporation.*
99.1	Colfax Corporation press release dated December 11, 2017.
99.2	Pro forma financial information of Colfax Corporation.

*Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2017

COLFAX CORPORATION
By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Senior Vice President, Finance, Chief Financial Officer and Treasurer

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